UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 19, 2004

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                             Sypris Solutions, Inc.
             (Exact name of registrant as specified in its charter)

             Delaware                  0-24020               61-1321992
   (State or Other Jurisdiction      (Commission          (I.R.S. Employer
        of Incorporation)            File Number)         Identification No.)

   101 Bullitt Lane, Suite 450
       Louisville, Kentucky                                         40222
      (Address of Principal                                      (Zip Code)
        Executive Offices)

       Registrant's telephone number, including area code: (502) 329-2000

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

    (c) Exhibits

        99  Registrant's press release dated August 19, 2004.

Item 9.  Regulation FD Disclosure

     The Registrant's press release dated August 19, 2004, reporting it has completed the second and final funding of a total issuance of $55 million of unsecured senior notes through a private placement, is attached as Exhibit 99 to this Form 8-K, and is furnished to the U.S. Securities and Exchange Commission pursuant to Regulation FD.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 19, 2004          Sypris Solutions, Inc.

                                By:     /s/ David D. Johnson
                                    --------------------------------------------
                                    David D. Johnson
                                    Vice President and Chief Financial Officer

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                                INDEX TO EXHIBITS

Exhibit
Number                          Description
-------                         -----------

  99      Registrant's press release dated August 19, 2004